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                                                                    Exhibit 10.9

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                         AMENDED AND RESTATED PIGGYBACK
                   REGISTRATION AND INVESTOR RIGHTS AGREEMENT

                                  by and among


                            Oasis Semiconductor, Inc.


                                       and


                        THE SECURITYHOLDERS NAMED HEREIN


                                   ----------

                          Dated as of December 22, 1997

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                                TABLE OF CONTENTS

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1.       DEFINITIONS..............................................................................................1

2.       PIGGYBACK REGISTRATION...................................................................................3

3.       EXPENSES.................................................................................................4

4.       REGISTRATION PROCEDURES..................................................................................4

5.       UNDERWRITTEN OFFERINGS...................................................................................7
         (a)  PIGGYBACK UNDERWRITTEN OFFERINGS; PRIORITY..........................................................7
         (b)  HOLDERS OF REGISTRABLE SECURITIES TO BE PARTIES TO UNDERWRITING AGREEMENT...........................8
         (c)  SELECTION OF UNDERWRITERS FOR PIGGYBACK UNDERWRITTEN OFFERING.......................................8
         (d)  HOLDBACK AGREEMENTS.................................................................................8

6.       PREPARATION; REASONABLE INVESTIGATION....................................................................9
         (a)  REGISTRATION STATEMENTS.............................................................................9
         (b)  CONFIDENTIALITY.....................................................................................9
         (c)  COOPERATION BY THE COMPANY..........................................................................9

7.       INDEMNIFICATION..........................................................................................9
         (a)  INDEMNIFICATION BY THE COMPANY......................................................................9
         (b)  INDEMNIFICATION BY THE OFFERORS AND SELLERS........................................................10
         (c)  NOTICES OF LOSSES, ETC.............................................................................11
         (d)  CONTRIBUTION.......................................................................................11
         (e)  OTHER INDEMNIFICATION..............................................................................12
         (f)  INDEMNIFICATION PAYMENTS...........................................................................12

8.       REGISTRATION RIGHTS TO OTHERS...........................................................................12

9.       ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES............................................................12

10.      RULE 144 AND RULE 144A..................................................................................12

11.      AMENDMENTS AND WAIVERS..................................................................................13

12.      NOMINEES FOR BENEFICIAL OWNERS..........................................................................13

13.      ASSIGNMENT..............................................................................................13

14.      CALCULATION OF PERCENTAGE INTERESTS IN REGISTRABLE SECURITIES...........................................13

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15.      BASIC FINANCIAL INFORMATION AND REPORTING...............................................................14

16.      MISCELLANEOUS...........................................................................................14
         (a)  FURTHER ASSURANCES.................................................................................14
         (b)  HEADINGS...........................................................................................14
         (c)  REMEDIES...........................................................................................14
         (d)  ENTIRE AGREEMENT...................................................................................14
         (e)  NOTICES............................................................................................15
         (f)  GOVERNING LAW......................................................................................15
         (g)  SEVERABILITY.......................................................................................15
         (h)  COUNTERPARTS.......................................................................................15

17.      PROVISIONS SUBJECT TO OTHER AGREEMENTS..................................................................15

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                              AMENDED AND RESTATED
              PIGGYBACK REGISTRATION AND INVESTOR RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED PIGGYBACK REGISTRATION AND INVESTOR RIGHTS AGREEMENT, dated as of December 22, 1997 by and among Oasis Semiconductor, Inc., a Delaware corporation (the "COMPANY"), and the persons listed in Exhibit A hereto who are holders of securities of the Company and who are signatories to this Agreement (individually a "SECURITYHOLDER" and collectively the "SECURITYHOLDERS"), amends and restates in its entirety that certain Piggyback Registration Rights Agreement dated as of December 13, 1995 by and among the Company and certain securityholders (the "Prior Agreement").

     On or prior to December 13, 1995, the Company issued 72,666 shares of Common Stock $.001 par value per share ("Common Stock") to certain Securityholders. On or about June 3, 1997, the Company issued an additional 7,509 shares of Common Stock to certain Securityholders. On or about November 5, 1997 the Company authorized a 10 for 1 stock split with respect to all shares of its capital stock, resulting in 801,175 shares of Common Stock outstanding. On or about December 9 1997 the Company effected a conversion of 397,380 shares of its outstanding Common Stock into the same number of Series A Preferred Stock, $.001 par value per share ("Series A Preferred"). Concurrently with the execution of this Agreement, the Company is issuing 84,302 shares of Series B Preferred Stock, $.001 par value per share ("Series B Preferred") to JetFax, Inc., a Delaware corporation ("JetFax"), and intends to issue an additional 103,758 shares of Series B Preferred to JetFax upon the achievement of certain milestones (the Series A Preferred and the Series B Preferred shall sometimes be referred to collectively as the "Shares"). To induce the Securityholders to acquire securities of the Company, the Company hereby undertakes to register Registrable Securities under the Securities Act as provided herein and to take certain other actions with respect to the Securities. This Agreement sets forth the terms and conditions of such undertaking.

     In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree that all consents or conditions required to be obtained or satisfied under the Prior Agreement in connection with the transactions contemplated in that certain Series B Preferred Stock Agreement of even date herewith (the "Series B Agreement") are hereby given and that the Prior Agreement is amended and restated to read in full as follows:

     1.   DEFINITIONS.

     Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

          "AFFILIATE" has the meaning given to such term in Rule 12b-2 under the Exchange Act.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to be closed.

          "COMMON STOCK" means the shares of common stock, $.001 par value per share, of the Company, as adjusted to reflect any merger, consolidation, recapitalization,

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reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

          "CONTROL" has the meaning given to such term in Rule 12b-2 under the Exchange Act.

          "COMMISSION" means the U.S. Securities and Exchange Commission or any successor agency or authority.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

          "EXPENSES" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing and listing fees, all fees and expenses of complying with state securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees, disbursements and other charges of one firm of counsel (per registration prepared) to the holders of Registrable Securities making a request pursuant to Section 2 hereof (selected by the holders holding a majority of the aggregate number of shares of the Registrable Securities covered by such registration), but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable Securities in all cases; PROVIDED, THAT in the event the Company shall, in accordance with Section 2 hereof, not register any securities with respect to which it had given written notice of its intention to register to holders of Registrable Securities, notwithstanding anything to the contrary in the foregoing, all of the reasonable costs incurred by Requesting Holders in connection with such registration shall be deemed to be Expenses.

          "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

          "PUBLIC OFFERING" means a public offering and sale of the Securities pursuant to an effective registration statement under the Securities Act.

          "REGISTRABLE SECURITIES" means any Securities issued or deemed to be issued to a Securityholder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, or provided that at the tune such securities are proposed to be sold, they may be sold under Rule 144 without any limitation on the amount of such securities which may be sold or (c) they shall have ceased to be outstanding.

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          "REQUESTING HOLDERS" has the meaning set forth in Section 2 hereof.

          "SECURITIES" means the aggregate number of shares of Common Stock and shares of Common Stock issued or issuable upon conversion of the Shares, set forth in Exhibit A, as amended from time to time, and owned by the Securityholders, and includes any securities of the Company issued or issuable with respect to such securities by way of a recapitalization, merger, consolidation or other reorganization or otherwise, whether held by the Securityholders or any of their permitted Transferees, heirs and successors.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

          "SECURITYHOLDERS" means the securityholders of the Company listed on the signature page hereto under the heading "SECURITYHOLDERS," together with their Transferees, heirs and successors.

          "TRANSFER" means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "TRANSFEROR" and "TRANSFEREE" have correlative meanings.

     2.   PIGGYBACK REGISTRATION.

     If the Company at any time after the date hereof proposes to register any of its securities under the Securities Act by registration on any forms other than Form S-4 or Form S-8 (or any successor or similar forms), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall, subject to the provisions of applicable federal and state securities laws, give prompt written notice to all of the Securityholders that are holders of the Registrable Securities of its intention to do so and of such Securityholders' rights (if any) under this Section, which notice, in any event, shall, subject to the provisions of applicable federal and state securities laws, be given at least fifteen (15) Business Days prior to the filing of the registration statement relating to such proposed registration. Upon the written request of any Securityholder that is a holder of Registrable Securities (a "REQUESTING HOLDER") made within ten (10) Business Days after the receipt of any such notice (seven (7) Business Days if the Company states in such written notice or gives telephonic notice to all Securityholders, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended method of disposition, the Company shall effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; PROVIDED, THAT,

          (A) prior to the effective date of the registration statement filed in connection with such registration, immediately upon notification to the Company from the managing underwriter of the price at which such Securities are to be sold, the Company shall so advise each Requesting Holder of such price, and if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement, and

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          (B)  if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities to include Registrable Securities in any future registration(s) pursuant to this Section, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     3.   EXPENSES.

     The Company shall pay all Expenses in connection with any registration initiated pursuant to Section 2 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Securities originally requested to be included in such registration are ultimately included in such registration.

     4.   REGISTRATION PROCEDURES.

     If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 hereof (subject to clause (B) of Section 2 hereof), the Company shall, as expeditiously as possible:

          (a) prepare and file with the Commission promptly and in any event on or before the date that is ninety (90) days after the end of the period within which requests for registration may be given to the Company the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that in the event the Company, in the exercise of its reasonable business judgment, determines that the filing of such registration statement with the Commission will have a material adverse effect on its ability to consummate a material business transaction, whether or not publicly disclosed. the date for filing such registration statement may be extended for an additional thirty (30) days and FURTHER PROVIDED, that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 2 hereof, its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or

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     sellers thereof set forth in such registration statement; PROVIDED THAT such period need not extend beyond nine (9) months after the effective date of the registration statement;

          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

          (d) use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Securities covered by such registration statement shall reasonably request,
     (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (C) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation or subject itself to general taxation in any jurisdiction wherein it would not but for the requirements of this subsection be obligated to be so qualified or be so taxable or to consent to general service of process in any such jurisdiction or where such registration or qualification would require one or more stockholders of the Company to escrow their shares or refrain from selling their shares for a period of time;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) furnish to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed

               (i) opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (ii) "comfort" letter, dated the effective date of such registration statement (and, if such registration involves an underwritten offering, dated the date of the closing under the underwriting agreement) and signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement. reasonably satisfactory in form and substance to such seller.

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     covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to underwriters in underwritten Public Offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the sellers of the Registrable Securities covered by such registration statement, or the underwriters, if any, may reasonably request;

          (g) notify each seller of Registrable Securities and other securities, covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller of Registrable Securities, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) otherwise comply in all material respects with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Securities at least five (5) days prior to the filing thereof or such shorter period as is reasonable under the circumstances, a copy of any amendment or supplement to such registration statement or prospectus;

          (i) upon a request of the holders of a majority of the aggregate number of shares of the Registrable Securities requested to be included in a registration pursuant to Section 2 hereof, use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or automated quotation system, and on each additional national securities exchange or automated quotation system on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or automated quotation system;

          (j) enter into such agreements and take such other actions as any holder or holders of Registrable Securities covered by such registration statement shall reasonably

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     request in order to expedite or facilitate the disposition of such
     Registrable Securities; and

          (k) for a period of at least twenty four (24) months following the date such registration statement is declared effective by the Commission, file with the Commission all periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security registered pursuant to Section 12 of the Exchange Act.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing or as is required by applicable laws and regulations.

     Each holder of Registrable Securities agrees that as of the date that a final prospectus is made available to such holder for distribution to prospective purchasers of Registrable Securities it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Securities. Each holder of Registrable Securities further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(g), such holder shall forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities that are current at the time of receipt of such notice. If any event of the kind described in Section 4(g) occurs and such event is the fault solely of a holder (or holders) of Registrable Securities, notwithstanding the provisions of Section 3 such holder (or holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by Section 4(g).

     5.   UNDERWRITTEN OFFERINGS.

          (a) PIGGYBACK UNDERWRITTEN OFFERINGS; PRIORITY. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2 hereof and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by any Requesting Holders, use its best efforts to arrange for such underwriters to include all of the Registrable Securities to be offered and sold by such Requesting Holders among the securities of the Company to be distributed by such underwriters; PROVIDED, THAT if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Requesting Holders) that if all the Registrable Securities requested to be included in such registration were so included, in its opinion, the number of shares of Registrable Securities, if any, proposed to be included in such registration would exceed the aggregate number of shares which could be sold in such offering within a price range acceptable to the Company and the Requesting Holders owning a majority of the number of shares of the Registrable Securities requested to be included in such registration (such writing to state the basis of such opinion and the approximate aggregate number of shares of Registrable Securities, if any, which may be included in such offering without such effect), then the Company shall include in such

                                        7
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registration, to the extent of the number of shares of Registrable Securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account and
(ii) second, Registrable Securities requested to be registered by the Requesting Holders pursuant to Section 2 hereof and other securities as to which the Company may have granted registration rights, PRO rata among the Requesting Holders and the holders of such other securities on the basis of the aggregate number of shares of Registrable Securities requested to be registered by all such Requesting Holders and the number of such other shares as to which a registration request shall have been made; PROVIDED, HOWEVER, that no such reduction shall reduce the amount of Registrable Securities of the Requesting Holders included in the registration below nineteen percent (19%) of the total amount of securities included in such registration, unless such Public Offering is the Company's Initial Public Offering and such registration does not include securities of any other selling securityholders, in which event any or all of the registrable Securities of the Requesting Holders may be excluded in accordance with the first part of this sentence. Any Requesting Holder may withdraw its request to have all or any portion of its Registrable Securities included in such offering by notice to the Company within ten (10) days after receipt of a copy of a notice from the managing underwriter pursuant to this Section.

          (b) HOLDERS OF REGISTRABLE SECURITIES TO BE PARTIES TO UNDERWRITING AGREEMENT. The holders of Registrable Securities to be distributed by underwriters in an underwritten offering contemplated by subsection (a) of this
Section 5 shall be parties to the underwriting agreement between the Company and such underwriters and any such holder, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders. No such holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution.

          (c) SELECTION OF UNDERWRITERS FOR PIGGYBACK UNDERWRITTEN OFFERING. The underwriter or underwriters of each piggyback underwritten offering pursuant to this Section 5 shall be selected by the Company.

          (d) HOLDBACK AGREEMENTS. Each holder of Registrable Securities agrees, if so requested in writing by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any public sale or distribution of any securities of the Company issued after the date hereof during the ten (10) days prior to the date on which an underwritten registration pursuant to Section 2 hereof has become effective and until the later of the date on which the Public Offering to which such registration relates is completed or ninety (90) days after the effective date of such underwritten registration, except as part of such underwritten registration, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

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     6.   PREPARATION; REASONABLE INVESTIGATION.

          (a) REGISTRATION STATEMENTS. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give each holder of Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of any such holders', and such underwriters', respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the foregoing, the Securityholders acknowledge and agree that with respect to counsel and accountants for the holders of Registrable Securities, the Company shall be under no obligation to allow participation and access to more than one law firm and one accounting firm selected by the holders of Registrable Securities registered under a registration statement.

          (b) CONFIDENTIALITY. Each holder of Registrable Securities shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such holder of Registrable Securities in the course of preparation of registration statements pursuant to Section 2 hereof and identified in writing by the Company as confidential. Information that (i) is or becomes available to a holder of Registrable Securities from a public source, (ii) is disclosed to a holder of Registrable Securities by a third-party source who the holder of Registrable Securities reasonably believes has the right to disclose such information or (iii) is or becomes required to be disclosed by a holder of Registrable Securities by law or legal process, including by court order, shall not be deemed to be confidential information for purposes of this Agreement. The holders of Registrable Securities shall not grant access, and the Company shall not be required to grant access, to information under this Section 6 to any Person who will not agree to maintain the confidentiality (to the same extent a holder of Registrable Securities is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the holders of Registrable Securities under this Agreement and identified in writing by the Company as confidential.

          (c) COOPERATION BY THE COMPANY. The Company agrees to cooperate with the holders of Registrable Securities in the marketing of Securities offered pursuant to a registration statement prepared pursuant to Section 2 hereof, including making available on a reasonable basis officers and employees of the Company to participate in conference calls, meetings and "road shows" with prospective purchasers.

     7.   INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the case of any registration statement filed by the Company pursuant to Section 2 hereof, the Company shall, and hereby agrees to, indemnify and hold harmless, each holder and seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who Controls such holder or seller or any such underwriter, and their respective directors, officers, partners, agents and Affiliates (each, a "COMPANY INDEMNITEE" for purposes of this Section 7(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a "Loss" or "Losses"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (collectively, "OFFERING DOCUMENTS"), any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Offering Documents; PROVIDED THAT, the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Company Indemnitee specifically stating that it is expressly for use therein; and PROVIDED FURTHER, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who Controls such underwriter in any such case to the extent that any such Loss arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus (provided that the Company has timely delivered a final prospectus in accordance with Section 4 above). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

          (b) INDEMNIFICATION BY THE OFFERORS AND SELLERS. In connection with any registration statement filed by the Company pursuant to Section 2 hereof in which a Securityholder has registered for sale Registrable Securities, each such holder or seller of Registrable Securities shall, and hereby agrees to, indemnify and hold harmless the Company and each of its directors and officers and each other Person, if any, who Controls the Company (each, a "SECURITYHOLDER INDEMNITEE" for purposes of this Section 7(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by such holder or seller of Registrable Securities specifically stating that it is expressly for use therein or any violation or alleged violation by any such holder or seller of Registrable Securities of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the

Exchange Act or any state securities law in connection with the offering covered by such Offering Documents; PROVIDED HOWEVER, that the liability of such indemnifying party under this Section 7(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Securityholder Indemnitee and shall survive the transfer of such securities by such holder of Registrable Securities.

          (c) NOTICES OF LOSSES, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment, based upon the written advice of its counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, delayed or conditioned, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

          (d) CONTRIBUTION. If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party under subsection
(a) or (b) of this Section 7 in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section 7, the indemnified party and the indemnifying party shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; PROVIDED THAT, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Securities to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person's consent, which consent shall not be unreasonably withheld, delayed or conditioned.

          (e) OTHER INDEMNIFICATION. The Company and each holder who has registered for sale Registrable Securities shall, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act, indemnify Securityholder Indemnitees and Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Securityholder Indemnitee or Company Indemnitee, contribute to the aggregate Losses of such Securityholder Indemnitee or Company Indemnitee in a manner similar to that specified in the preceding subsections of this Section 7 (with appropriate modifications).

          (f) INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 7 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any Loss is incurred.

     8.   REGISTRATION RIGHTS TO OTHERS.

     If the Company shall at any time hereafter, provide to any holder of any securities of the Company rights with respect to (i) the registration of such securities under the Securities Act or the Exchange Act or (ii) the preparation of an offering document for use in connection with the offer and sale thereof,
(A) such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the holders of Registrable Securities and
(B) if such rights provided on terms or conditions in the aggregate more favorable to such holder than the terms and conditions provided in this Agreement, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the holders of Registrable Securities under this Agreement.

     9.   ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.

     The Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Securities that would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Securities under any such registration or other offering.

     10.  RULE 144 AND RULE 144A.

     After the Company has completed its initial Public Offering, the Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the commission, including, without limiting, the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

     11.  AMENDMENTS AND WAIVERS.

     This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 66-2/3% of the aggregate number of shares of the Registrable Securities affected by such amendment, action or omission to act (and, in the case of any amendment which modifies, or any action or omission to act which is in contravention of, any of the provisions of Section 3 or this Section 11 or as to the percentages of holders required for any action or omission to perform any act hereunder, or any amendment, action or omission to act which adversely affects any holder (or former holder) of Registrable Securities, the written consent of each holder (or former holder) so affected). The Company must consent to any amendment to this Agreement.

     12.  NOMINEES FOR BENEFICIAL OWNERS.

     In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of the aggregate number of shares of the Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     13.  ASSIGNMENT.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. Any Securityholder may assign to any Transferee (as permitted under applicable law) of its Registrable Securities its rights and obligations under this Agreement, provided that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original signatory hereto, whereupon such assignee shall for all purposes be deemed to be a Securityholder under this Agreement. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

     14. CALCULATION OF PERCENTAGE INTERESTS IN REGISTRABLE SECURITIES. For purposes of this Agreement, all references to an aggregate number of shares of the Registrable Securities shall be calculated based upon the aggregate number of shares of the Registrable Securities outstanding at the time such calculation is made (including any Registrable Securities that are issuable upon the conversion or exercise of any outstanding securities of the Company) and shall exclude any Registrable Securities owned by the Company or any Affiliate of the Company.

     15.  BASIC FINANCIAL INFORMATION AND REPORTING.

          (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a consistent system of accounting established and administered by the Company's treasurer in consultation with the Company's independent certified public accountants.

          (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish to each holder of Registrable Securities a consolidated balance sheet of the Company, as at the end of such fiscal Year, and a consolidated statement of income and expenses of the Company, for such year, all prepared in accordance with generally accepted accounting practices consistently applied, and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be compiled by the Company's regular independent public accountant or another accountant selected by the Board of Directors.

          (c) The company will furnish to each holder of Registrable Securities, as soon as possible after the end of the first, second and third quarterly accounting periods in each fiscal Year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company, as at the end of each such quarterly period, and a consolidated statement of income and expenses of the Company, for such period and for the current fiscal year to date, prepared by the Company treasurer in consultation with the Company's independent certified public accountants.

     16.  MISCELLANEOUS.

          (a) FURTHER ASSURANCES. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby.

          (b) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof:

          (c) REMEDIES. Each Securityholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (d) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

          (e) NOTICES. Any notices or other communications to be given hereunder by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, to the address of the party set forth on Exhibit A hereto or to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of the Company. Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three days after mailing if given by registered or certified mail as described above, and one business day after deposit if given by Federal Express or comparable delivery service.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made to be performed entirely in such State.

          (g) SEVERABILITY. Notwithstanding any provision of this Agreement, neither the Company nor any Securityholder shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the panes hereunder shall be enforceable to the fullest extent permitted by law.

          (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     17.  PROVISIONS SUBJECT TO OTHER AGREEMENTS.

     The provisions hereof as applied generally or in a specific instance or to a specific Person are subject to any other agreement to which such Person may be a party, including without limitation, any stockholder agreement, any agreement restricting transfers of shares or granting to others a right of first refusal on any transfer of shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        OASIS SEMICONDUCTOR, INC.


                                        By:/s/ John J. Koger
                                           ------------------------------
                                           John J. Koger, President

SECURITYHOLDERS:


/s/ William H. Wrean, Jr.                  /s/ William H. Wrean
--------------------------------------     -------------------------------------
William H. Wrean, Jr., as Trustee of       William H. Wrean, as Trustee of the
the William H. Wrean Family Trust UAD      William H. Wrean Revocable Trust
1/1/97 and as Trustee of the               under Agreement dated September 25,
William H Wrean, Jr. Revocable Trust       1989, and as Trustee of the
UAD 9/27/96                                William H Wrean, Jr. Family Trust UAD
                                           1/1/97


/s/ John J. Koger                          JetFax, Inc.
--------------------------------------
John J. Koger

                                           By:/s/ Edward R. Prince, III
                                              ----------------------------------
                                           Edward R. Prince, III, President

                                    EXHIBIT A

                           OASIS SEMICONDUCTOR., INC.
                     Piggyback Registration Rights Agreement
                             OWNERSHIP OF SECURITIES

Name and Address of                        Number of Shares of
Securityholder                             Securities Owned
--------------                             ----------------
John J. Koger                              404,370 Shares of Common Stock
62 Stearns Street
Newton, MA 02159

William H. Wrean,                          128,120 Shares of Series A Preferred Stock
Trustee of the William H.
Wrean Revocable Trust
under Agreement dated
September 25, 1989
27 Bradford Road
Weston, MA 02193

William H. Wrean                           70,600 Shares of Series A Preferred Stock
Trustee of the William H.
Wrean, Jr. Family Trust
UAD 1/1/97
27 Bradford Road
Weston, MA 02193

William H. Wrean, Jr.                      72,930 Shares of Series A Preferred Stock
Trustee of the William H.
Wrean Family Trust
UAD 1/1/97
92 Old Lancaster Road
Sudbury, MA 01776

William H. Wrean, Jr.                      125,730 Shares of the Series A Preferred Stock
Trustee of the William H.
Wrean, Jr. Revocable Trust
UAD 9/27/96
92 Old Lancaster Road
Sudbury, MA 01776

JetFax, Inc.                               84,302 Shares of Series B Preferred Stock
1376 Willow Road
Menlo Park, CA 94025
ATTN:  Edward R. Prince, III
FAX:  (650) 326-6003

NOTICE ADDRESS FOR THE COMPANY:
Oasis Semiconductor, Inc.
128 Wheeler Road
Burlington, MA 01803

                         FIRST JOINDER AND AMENDMENT TO
                         AMENDED AND RESTATED PIGGYBACK
                   REGISTRATION AND INVESTOR RIGHTS AGREEMENT

     THIS FIRST JOINDER AND AMENDMENT TO AMENDED AND RESTATED PIGGYBACK REGISTRATION AND INVESTOR RIGHTS AGREEMENT, dated as of April 27, 1999 ("First Joinder") by and among Oasis Semiconductor, Inc., a Delaware corporation (the "COMPANY"), and the persons listed in Exhibit A hereto who are holders of securities of the Company and who are signatories to this Agreement (individually a "SECURITYHOLDER" and collectively the "SECURITYHOLDERS"), amends that certain Amended and Restated Piggyback Registration and Investor Rights Agreement dated as of December 22, 1997 by and among the Company and certain securityholders.

     On or prior to December 13, 1995, the Company issued 72,666 shares of Common Stock $.001 par value per share ("Common Stock") to certain Securityholders. On or about June 3, 1997, the Company issued an additional 7,509 shares of Common Stock to certain Securityholders. On or about November 5, 1997 the Company authorized a 10 for 1 stock split with respect to all shares of its capital stock, resulting in 801,175 shares of Common Stock outstanding. On or about December 9, 1997 the Company effected a conversion of 397,380 shares of its outstanding Common Stock into the same number of Series A Preferred Stock, $.001 par value per share ("Series A Preferred"). On or about December 22, 1997 the Company issued 84,302 shares of Series B Preferred Stock, $.001 par value per share ("Series B Preferred") to JetFax, Inc., a Delaware corporation ("JetFax"), and on or about April 20, 1998, the Company issued an additional 103,758 shares of Series B Preferred to JetFax (now known as eFax.com Inc.). Approximately concurrently with the execution of this First Amendment, the Company is issuing 124,641 shares of its Series C Preferred Stock, $.001 par value per share (Series C Preferred) to certain persons listed as Securityholders on Exhibit A. To induce the purchase of the Series C Preferred of the Company, the Company hereby undertakes to include the Series C Preferred as Registrable Securities herein and to provide the holders of the Series C Preferred with all the rights and obligations of Securityholders hereunder.

     In consideration of the premises, the parties hereto agree as follows:

     1. AMENDMENT TO DEFINITIONS. Section 1 of the Amended and Restated Piggyback Registration and Investor Rights Agreement is hereby amended by substituting the following definitions for those set forth therein for the same terms, and in the case of new definitions, by adding those new definitions to that Section 1:

          "SECURITYHOLDERS" means the securityholders of the Company listed on the signature page hereto under the heading "SECURITYHOLDERS," and listed on Exhibit A, together with their permitted Transferees, heirs and successors.

          "SHARES" means the Company's shares of Series A Preferred, $.001 par value per share, Series B Preferred $.001 par value per share, and Series C Preferred, $.001 par value per share.

     2. CONDITIONS TO EFFECTIVENESS. This First Joinder shall take effect on a date (the "AMENDMENT EFFECTIVE DATE") when each of the parties hereto has duly executed an original counterpart of this Amendment.

     3. RATIFICATION. Except as expressly modified or waived hereby, each term and provision of the Amended and Restated Piggyback Registration and Investor Rights Agreement and the other agreements executed in connection therewith is hereby ratified and confirmed and shall continue in full force and effect. From and after the Amendment Effective Date, all references to the Amended and Restated Piggyback Registration and Investor Rights Agreement shall be deemed to be references to the Registration Agreement as amended by this First Joinder.

     4. GOVERNING LAW. This First Joinder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts applicable to agreements to be performed entirely in such State.

     5. COUNTERPARTS. This First Joinder may be executed in any number of counterparts, which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this First Joinder as of the date first set forth above.

                                        OASIS SEMICONDUCTOR, INC.


                                        By:/s/ John J. Koger
                                           ------------------------------
                                           John J. Koger, President

                                 SECURITYHOLDERS


/s/ William H. Wrean, Jr.                  /s/ William H. Wrean
--------------------------------------     -------------------------------------
William H. Wrean, Jr., as Trustee of       William H. Wrean, as Trustee of the
the William H. Wrean Family Trust          Wrean Revocable Trust under Agreement
UAD 1/1/97 and as Trustee of the           dated September 25, 1989, and as
William H. Wrean, Jr. Revocable            Trustee of the William H Wrean, Jr.
Trust UAD 9/27/96                          Family Trust UAD 1/1/97


/s/ John J. Koger                          eFax.com Inc.
--------------------------------------
John J. Koger


/s/ Joe D. Clayton                         By:/s/ Todd J. Kenck
--------------------------------------        ----------------------------------
Joe D. Clayton                                Todd J. Kenck, CFO

                                           The Sacajawea Fund

/s/ Jane B. Danforth                       By:/s/William H. Wrean, Jr.
--------------------------------------        ----------------------------------
Jane B. Danforth


/s/Robert W. Danforth                      /s/ Christoph H. Guenther
--------------------------------------     -------------------------------------
Robert W. Danforth                         Christoph H. Guenther


/s/William Lincoln
--------------------------------------
William Lincoln

                                    EXHIBIT A

                            OASIS SEMICONDUCTOR, INC.
                     Piggyback Registration Rights Agreement
                             OWNERSHIP OF SECURITIES

Name and Address of                        Number of Shares of
Securityholder                             Securities Owned
--------------                             ----------------
John J. Koger                              404,370 Shares of Common Stock
62 Stearns Street
Newton, MA 02459

William H. Wrean, Trustee of               128,120 Shares of Series A Preferred Stock
the William H. Wrean Revocable
Trust Under Agreement Dated
September 25, 1989
27 Bradford Road
Weston, MA 02493

William H. Wrean, Trustee of the           70,600 Shares of Series A Preferred Stock
William H. Wrean, Jr. Family
Trust UAD 1/1/97
27 Bradford Road
Weston, MA 02493

William H. Wrean, Jr., Trustee of          72,930 Shares of Series A Preferred Stock
the William H. Wrean Family
Trust UAD 1/1/97
92 Old Lancaster Road
Sudbury, MA 01776

William H. Wrean, Jr., Trustee of          125,730 Shares of the Series A Preferred Stock
the William H. Wrean, Jr. Revocable
Trust UAD 9/27/96
92 Old Lancaster Road
Sudbury, MA 01776

eFax.com Inc.                              188,060 Shares of Series B Preferred Stock
1378 Willow Road
Menlo Park, CA 94025
Attn:  Edward R. Prince, III, Chairman
Fax (650)326-6003

The Sacajawea Fund                         43,145 Shares of Series C Preferred Stock
William H. Wrean, Jr., Managing Partner
148 Linden Street, Suite 204
Wellesley, MA 02482

Joe D. Clayton                             10,000 Shares of Series C Preferred Stock
151 Willow Street
Brooklyn, NY 11201

Jane B. Danforth                           9,587 Shares of Series C Preferred Stock
278 Clarendon Street, #6
Boston, MA  02116

Robert W. Danforth                         10,000 Shares of Series C Preferred Stock
Litecontrol Corporation
Hawks Avenue
Hansom, MA  02341

Christoph H. Guenther                      23,969 Shares of Series C Preferred Stock
9 Cambridge Circle
Hilton Head, SC  29928

William Lincoln                            9,587 Shares of Series C Preferred Stock
20 Temple Street
Newburyport, MA  01950

NOTICE ADDRESS FOR THE COMPANY

Oasis Semiconductor, Inc.
128 Wheeler Road
Burlington, MA 01803

                                    EXHIBIT D

                         SECOND JOINDER AND AMENDMENT TO
                         AMENDED AND RESTATED PIGGYBACK
                   REGISTRATION AND INVESTOR RIGHTS AGREEMENT

     THIS SECOND JOINDER AND AMENDMENT TO AMENDED AND RESTATED PIGGYBACK REGISTRATION AND INVESTOR RIGHTS AGREEMENT, dated as of June 25, 2001 ("SECOND JOINDER") by and among Oasis Semiconductor, Inc., a Delaware corporation (the "COMPANY"), and the persons listed in Exhibit A hereto who are holders of securities of the Company and who are signatories to this Second Joinder (individually a "SECURITYHOLDER" and collectively the "SECURITYHOLDERS"), amends that certain Amended and Restated Piggyback Registration and Investor Rights Agreement dated as of December 22, 1997 by and among the Company and certain securityholders.

     On or prior to December 13, 1995, the Company issued 72,666 shares of Common Stock $.001 par value per share ("Common Stock") to certain Securityholders. On or about June 3, 1997, the Company issued an additional 7,509 shares of Common Stock to certain Securityholders. On or about November 5, 1997 the Company authorized a 10 for 1 stock split with respect to all shares of its capital stock, resulting in 801,175 shares of Common Stock outstanding. On or about December 9, 1997 the Company effected a conversion of 397,380 shares of its outstanding Common Stock into the same number of Series A Preferred Stock, $.001 par value per share ("Series A Preferred"). On or about December 22, 1997 the Company issued 84,302 shares of Series B Preferred Stock, $.001 par value per share ("Series B Preferred") to JetFax, Inc., a Delaware corporation ("JetFax"), and on or about April 20, 1998, the Company issued an additional 103,758 shares of Series B Preferred to JetFax (now known as J2 Global Communications Inc.). On or about May 5, 1999, the Company issued an additional 106,288 shares of Series C Preferred to various investors. On or about September 17, 1999, the Company authorized a 10 for 1 stock split with respect to its Common Stock. Approximately concurrently with the execution of this Second Joinder, the Company is issuing 669,372 shares of its Series D Preferred Stock, $.001 par value per share (Series D Preferred) to certain persons listed as Securityholders on Exhibit A. To induce the purchase of the Series D Preferred of the Company, the Company hereby undertakes to include the Series D Preferred as Registrable Securities herein and to provide the holders of the Series D Preferred with all the rights and obligations of Securityholders hereunder.

     In consideration of the premises, the parties hereto agree as follows:

     1. AMENDMENT TO DEFINITIONS. Section 1 of the Amended and Restated Piggyback Registration and Investor Rights Agreement is hereby amended by substituting the following definitions for those set forth therein for the same terms, and in the case of new definitions, by adding those new definitions to that Section 1:

          "SECURITYHOLDERS" means the securityholders of the Company listed on the signature page hereto under the heading "SECURITYHOLDERS," and listed on Exhibit A, together with their permitted Transferees, heirs and successors.

          "SHARES" means the Company's shares of Series A Preferred, $.001 par value per share, Series B Preferred $.001 par value per share, Series C Preferred, $.001 par value per share, and Series D Preferred, $.001 par value per share.

     2. CONDITIONS TO EFFECTIVENESS. This Second Joinder shall take effect on a date (the "AMENDMENT EFFECTIVE DATE") when each of the parties hereto has duly executed an original counterpart of this Amendment.

     3. RATIFICATION. Except as expressly modified or waived hereby, each term and provision of the Amended and Restated Piggyback Registration and Investor Rights Agreement and the other agreements executed in connection therewith is hereby ratified and confirmed and shall continue in full force and effect. From and after the Amendment Effective Date, all references to the Amended and Restated Piggyback Registration and Investor Rights Agreement shall be deemed to be references to the Registration Agreement as amended by this Second Joinder.

     4. GOVERNING LAW. This Second Joinder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts applicable to agreements to be performed entirely in such State.

     5. COUNTERPARTS. This Second Joinder may be executed in any number of counterparts, which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Joinder as of the date first set forth above.


                                        OASIS SEMICONDUCTOR, INC.


                                        By:/s/ John J. Koger
                                           ------------------------------
                                           John J. Koger, President

                                 SECURITYHOLDERS


/s/ William H. Wrean, Jr.                  /s/ William H. Wrean
--------------------------------------     -------------------------------------
William H. Wrean, Jr., as Trustee of       William H. Wrean, as Trustee of the
the William H. Wrean Family Trust          Wrean Revocable Trust under Agreement
UAD 1/1/97 and as Trustee of the           dated September 25, 1989, and as
William H Wrean, Jr. Revocable             Trustee of the William H Wrean, Jr.
Trust UAD 9/27/96                          Family Trust UAD 1/1/97


/s/ John J. Koger                          J2 Global, Inc.
--------------------------------------
John J. Koger


                                           By:[unsigned]
                                              ----------------------------------

/s/ Joe D. Clayton
--------------------------------------
Joe D. Clayton


                                        The Sacajawea Fund


/s/ Jane B. Danforth                    By:/s/William H. Wrean, Jr.
--------------------------------------     -------------------------------------
Jane B. Danforth                           William H. Wrean, Jr.


/s/Robert W. Danforth                   /s/ Christoph H. Guenther
--------------------------------------  ----------------------------------------
Robert W. Danforth                      Christoph H. Guenther


/s/William Lincoln
--------------------------------------
William Lincoln

--------------------------------------
Joe D. Clayton


                                        The Sacajawea Fund


                                        By:
--------------------------------------     -------------------------------------
Jane B. Danforth                           William H. Wrean, Jr.


--------------------------------------  ----------------------------------------
Robert W. Danforth                      Christoph H. Guenther


                                        /s/George M. Chester
--------------------------------------  ----------------------------------------
William Lincoln                         George M. Chester


/s/Richard B. Curran                    /s/James P. Allen IV
--------------------------------------  ----------------------------------------
Richard B. Curran                       James P. Allen IV


/s/John F. Rockart                      /s/Hugh H. Young II
--------------------------------------  ----------------------------------------
John F. Rockart                         Hugh H. Young II


/s/B. M. Hauthaway
--------------------------------------
Bartlett M. Hauthaway

                                    EXHIBIT A

                            OASIS SEMICONDUCTOR, INC.
                     Piggyback Registration Rights Agreement
                             OWNERSHIP OF SECURITIES

Name and Address of                        Number of Shares of
Securityholder                             Securities Owned
--------------                             ----------------
John J. Koger                              4,043,370 Shares of Common Stock
62 Stearns Street
Newton, MA 02459

William H. Wrean, Trustee of               128,120 Shares of Series A Preferred Stock
the William H. Wrean Revocable
Trust Under Agreement Dated
September 25, 1989
27 Bradford Road
Weston, MA 02493

William H. Wrean, Trustee of the           70,600 Shares of Series A Preferred Stock
William H. Wrean, Jr. Family
Trust UAD 1/1/97
27 Bradford Road
Weston, MA 02493

William H. Wrean, Jr., Trustee of          72,930 Shares of Series A Preferred Stock
the William H. Wrean Family
Trust UAD 1/1/97
49 Bay State Road
Weston, Ma 02493

William H. Wrean, Jr., Trustee of          125,730 Shares of the Series A Preferred Stock
the William H. Wrean, Jr. Revocable
Trust UAD 9/27/96
49 Bay State Road
Weston, Ma 02493

J2 Global Communications Inc.              188,060 Shares of Series B Preferred Stock
6922 Hollywood Blvd, Suite 900
Los Angeles, CA  90028
Attn:  Jeff Adelman, General Counsel

The Sacajawea Fund                         43,145 Shares of Series C Preferred Stock
William H. Wrean, Jr., Managing Partner    202,840 Shares of Series D Preferred Stock
148 Linden Street, Suite 204
Wellesley, MA 02482

Joe D. Clayton                             10,000 Shares of Series C Preferred Stock
151 Willow Street
Brooklyn, NY 11201

Jane B. Danforth                           9,587 Shares of Series C Preferred Stock
780 Boylston Street, #18B
Boston, MA  02119

Robert W. Danforth                         10,000 Shares of Series C Preferred Stock
401 Dahlia Drive                           60,852 Shares of Series D Preferred Stock
Wayland, MA  01778

Christoph H. Guenther                      23,969 Shares of Series C Preferred Stock
9 Cambridge Circle                         40,568 Shares of Series D Preferred Stock
Hilton Head, SC  29928

William Lincoln                            9,587 Shares of Series C Preferred Stock
25 High Street                             40,568 Shares of Series D Preferred Stock
Newburyport, MA  01950

Richard B. Curran                          81,136 Shares of Series D Preferred Stock
816 Congress Avenue, Suite 1100
Austin, TX 78701-2443

James P. Allen IV                          40,568 Shares of Series D Preferred Stock
38 Rolling Lane
Dover, MA  02030

John F. & Elise F. Rockart                 40,568 Shares of Series D Preferred Stock
150 Cherry Brook Lane
Weston, MA  02493

Hugh H. Young II                           60,852 Shares of Series D Preferred Stock
12 Robin Road
Weston, MA  02493

Bartlett M. Hauthaway                      40,568 Shares of Series D Preferred Stock
640 Boston Post Road
Weston, MA  02493

NOTICE ADDRESS FOR THE COMPANY:

Oasis Semiconductor, Inc.
128 Wheeler Road
Burlington, MA 01803